                                                                      Exhibit 99

                        [LOGO] Banc of America Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-A
$567,879,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Banc of America(R)

January 10, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

.. Preliminary Summary of Certificates (To Roll)                           pg.  3

.. Preliminary Summary of Certificates (To Maturity)                       pg.  4

.. Preliminary Summary of Terms                                            pg.  5

.. Preliminary Credit Support                                              pg. 11

.. Preliminary Priority of Distributions                                   pg. 11

.. Preliminary Bond Summary (To Roll)                                      pg. 12

.. Preliminary Bond Summary (To Maturity)                                  pg. 14

.. Collateral Characteristics (Group 1)                                    pg. 16

.. Collateral Characteristics (Group 2)                                    pg. 23

.. Collateral Characteristics (Group 3)                                    pg. 31

.. Collateral Characteristics (Group 4)                                    pg. 37

                                                                               2

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

                                                                           Expected
                                                     Est.   Est. Prin.   Maturity to              Expected
           Approx.                                   WAL      Window      Roll @ 25%   Delay       Ratings
Class    Size /(2)/    Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 99,118,000   Variable - Pass-thru /(3)/    1.94     1 - 35       12/25/07      24        AAA / Aaa
2-A-1    386,747,000   Variable - Pass-thru /(4)/    2.57     1 - 59       12/25/09      24        AAA / Aaa
3-A-1     38,460,000   Variable - Pass-thru /(5)/    2.91     1 - 83       12/25/11      24        AAA / Aaa
4-A-1     43,554,000   Variable - Pass-thru /(6)/    3.17    1 - 119       12/25/14      24        AAA / Aaa
Not Offered Hereunder
B-1     $ 10,583,000                                                                                    N.A.
B-2        3,821,000                                                                                    N.A.
B-3        2,057,000                                                                                    N.A.
B-4        1,470,000                                                                                    N.A.
B-5          882,000                                                                                    N.A.
B-6        1,175,905                                                                                    N.A.
1-A-R            100                                                                                    N.A.
1-IO             TBD   Fixed -Interest Only                                                             N.A.
2-IO             TBD   Fixed -Interest Only                                                             N.A.
4-IO             TBD   Fixed -Interest Only                                                             N.A.
---------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2007, December 2009, December 2011 and December 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to January 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to January 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to January 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to January 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                                    Est.    Est. Prin.      Expected                  Expected
                          Approx.                                   WAL       Window          Final       Delay       Ratings
Class                   Size /(1)/    Interest - Principal Type    (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----                  ------------   --------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1                  $ 99,118,000   Variable - Pass-thru /(3)/    3.27     1 - 360         1/25/35        24        AAA / Aaa
2-A-1                   386,747,000   Variable - Pass-thru /(4)/    3.30     1 - 360         1/25/35        24        AAA / Aaa
3-A-1                    38,460,000   Variable - Pass-thru /(5)/    3.30     1 - 360         1/25/35        24        AAA / Aaa
4-A-1                    43,554,000   Variable - Pass-thru /(6)/    3.33     1 - 360         1/25/35        24        AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to January 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to January 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to January 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to January 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  Banc of America Mortgage Securities, Inc. Mortgage
                              Pass-Through Certificates, Series 2005-A

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:          Bank of America, N.A.

Trustee:                      Wells Fargo Bank, N.A.

Rating Agencies:              Fitch Ratings (Class A Certificates and
                              Subordinate Certificates) and Moody's Investors
                              Service, Inc. (Class A Certificates).

Transaction Size:             $587,868,005

Securities Offered:           $99,118,000 Class 1-A-1 Certificates

                              $386,747,000 Class 2-A-1 Certificates

                              $38,460,000 Class 3-A-1 Certificates

                              $43,554,000 Class 4-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.85% of the Group 1
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.09% of the Group 2
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 1.85% of the Group
                              2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.66% of the Group 3
                              Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:           10/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien
                              mortgage loans. The Group 4 Mortgage Loans have a
                              fixed interest rate for approximately 10 years and
                              thereafter the Mortgage Loans have a variable
                              interest rate. Approximately 63.56% of the Group 4
                              Mortgage Loans require only payments of interest
                              until the month following the first rate
                              adjustment date.
--------------------------------------------------------------------------------

                                                                               5

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Expected Pricing Date:      Week of January 10, 2005

Expected Closing Date:      On or about January 27, 2005

Distribution Date:          25th of each month, or the next succeeding
                            business day  (First Distribution Date: February
                            25, 2005)

Cut-Off Date:               January 1, 2005

Class A Certificates:       Class 1-A-1, 1-A-R, 2-A-1, 3-A-1 and 4-A-1
                            Certificates (the "Class A Certificates"). The
                            Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:   Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates
                            (the "Class B Certificates"). The Subordinate
                            Certificates are not offered hereunder.

Group 1-A Certificates:     Class 1-A-1 and 1-A-R

Group 2-A Certificates:     Class 2-A-1

Group 3-A Certificates:     Class 3-A-1

Group 4-A Certificates:     Class 4-A-1

Day Count:                  30/360

Group 1, Group 2, Group 3   25% CPR
and Group 4 Prepayment
Speed:

Clearing:                   DTC, Clearstream and Euroclear

                                  Original Certificate      Minimum       Incremental
Denominations:                            Form           Denominations   Denominations
--------------                    --------------------   -------------   -------------
   Class A Offered Certificates        Book Entry            $1,000            $1

SMMEA Eligibility:            The Class A Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Tax Structure:                REMIC

Optional Clean-up Call:       Any Distribution Date on or after which the
                              Aggregate Principal Balance of the Mortgage Loans
                              declines to 10% or less of the Aggregate Principal
                              Balance as of the Cut-Off Date ("Cut-Off Date Pool
                              Principal Balance").
--------------------------------------------------------------------------------

                                                                               6

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more
                                 Groups (Please see the Priority of
                                 Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial
                                 Interest Accrual Period will be deemed to have commenced on January 1, 2005. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution
                                 Date in that Interest Accrual Period are made on the first day of the Interest Accrual
                                 Period. Interest will be calculated on the basis of a 360-day year consisting of twelve
                                 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments
                                 received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing
                                 compensation payable to the Servicer in respect
                                 of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a
                                 rate (the "Administrative Fee Rate") equal to
                                 the sum of the Servicing Fee Rate for such
                                 Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0045% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for
                                 Loan Group 2, Loan Group 3 and Loan Group 4
                                 will be 0.250% per annum.
--------------------------------------------------------------------------------

                                                                               7

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                 Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

                                                                               8

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment   For the following Distribution Dates, will be as follows:
Percentage:

                    Distribution Date           Senior Prepayment Percentage
                    -----------------           ----------------------------
                    February 2005 through       100%;
                    January 2012
                    February 2012 through       the applicable Senior Percentage
                    January 2013                plus, 70% of the applicable
                                                Subordinate Percentage;
                    February 2013 through       the applicable Senior Percentage
                    January 2014                plus, 60% of the applicable
                                                Subordinate Percentage;
                    February 2014 through       the applicable Senior Percentage
                    January 2015                plus, 40% of the applicable
                                                Subordinate Percentage;
                    February 2015 through       the applicable Senior Percentage
                    January 2016                plus, 20% of the applicable
                                                Subordinate Percentage;
                    February 2016 and           the applicable Senior
                    thereafter                  Percentage;
                    provided, however,

                    (i)     if on any Distribution Date the percentage equal to
                            (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                    (ii) if for each Group of Certificates on any Distribution Date prior to the February 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                    (iii) if for each Group of Certificates on or after the February 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                               9

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

                                                                              10

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.40%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.60%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (0.95%)
                      -------------------------------------        Order of
    Priority of                     Class B-3                        Loss
      Payment                Credit Support (0.60%)               Allocation
                      -------------------------------------
                                    Class B-4
                             Credit Support (0.35%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.20%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
                      -------------------------------------
                             First, to the Trustee;
                      -------------------------------------

                      -------------------------------------
                      Second, to the Class 1-IO, Class 2-IO
                       and Class 4-IO Certificates to pay
                                    Interest;
                      -------------------------------------

                      -------------------------------------
                      Third, to the Class A Certificates of
                           each Group to pay Interest;
                      -------------------------------------

                      -------------------------------------
                       Fourth, to the Class A Certificates
                         of each Group to pay Principal;
                      -------------------------------------

                      -------------------------------------
                      Fifth, sequentially, to each class of
                         Subordinate Certificates to pay
                       Interest and Principal in the order
                        of numerical class designations,
                            beginning with Class B-1
                         Certificates, until each class
                              balance is zero; and
                      -------------------------------------

                      -------------------------------------
                       Sixth, to the residual certificate,
                             any remaining amounts.
                      -------------------------------------

                                                                              11

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.997        3.978        3.968        3.956        3.943        3.911        3.871
Average Life (Years)        2.677        2.292        2.114        1.944        1.785        1.493        1.233
Modified Duration           2.484        2.135        1.972        1.818        1.673        1.406        1.167
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2007   12/25/2007   12/25/2007   12/25/2007   12/25/2007   12/25/2007   12/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.424        4.402        4.389        4.375        4.358        4.318        4.268
Average Life (Years)        4.266        3.307        2.914        2.568        2.261        1.755        1.362
Modified Duration           3.777        2.960        2.623        2.324        2.058        1.616        1.269
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2009   12/25/2009   12/25/2009   12/25/2009   12/25/2009   12/25/2009   12/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2007, December 2009, December 2011 and December 2014 respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

                                                                              12

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-28             4.860        4.764        4.706        4.641        4.567        4.392        4.175
Average Life (Years)        5.655        4.013        3.410        2.907        2.486        1.845        1.392
Modified Duration           4.740        3.451        2.968        2.561        2.217        1.682        1.294
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2011   12/25/2011   12/25/2011   12/25/2011   12/25/2011   12/25/2011   12/25/2011
Principal # Months           83           83           83           83           83           83           83

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.050        4.932        4.862        4.782        4.692        4.486        4.237
Average Life (Years)        7.508        4.744        3.857        3.172        2.638        1.890        1.404
Modified Duration           5.905        3.915        3.254        2.732        2.316        1.712        1.303
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2014   12/25/2014   12/25/2014   12/25/2014   12/25/2014   12/25/2014   12/25/2014
Principal # Months           119          119          119          119          119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2007, December 2009, December 2011 and December 2014 respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

                                                                              13

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.741        4.539        4.446        4.357        4.274        4.126        3.998
Average Life (Years)       11.478        5.426        4.132        3.274        2.671        1.888        1.400
Modified Duration           7.961        4.379        3.483        2.847        2.376        1.730        1.308
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   11/25/2032
Principal # Months            360          360          360          360          360          360          334

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.836        4.660        4.587        4.522        4.465        4.371        4.290
Average Life (Years)       11.643        5.485        4.169        3.298        2.686        1.894        1.403
Modified Duration           8.000        4.381        3.478        2.838        2.366        1.721        1.301
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   04/25/2034
Principal # Months            360          360          360          360          360          360          351

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------

                                                                              14

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-28             4.999        4.852        4.774        4.691        4.602        4.408        4.181
Average Life (Years)       11.770        5.512        4.181        3.303        2.687        1.893        1.402
Modified Duration           7.858        4.316        3.435        2.810        2.348        1.716        1.302
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   11/25/2031
Principal # Months            360          360          360          360          360          360          322

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.092        4.960        4.881        4.795        4.700        4.488        4.237
Average Life (Years)       12.151        5.609        4.234        3.333        2.705        1.901        1.406
Modified Duration           7.971        4.346        3.451        2.820        2.354        1.718        1.303
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2032
Principal # Months            360          360          360          360          360          360          324

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              15

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.85% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                         $102,606,810
Total Number of Loans                                           192
Average Loan Principal Balance                             $534,410     $351,680 to $1,000,000
WA Gross Coupon                                               4.800%           3.375% to 6.750%
WA FICO                                                         742                 640 to 810
WA Original Term (mos.)                                         360
WA Remaining Term (mos.)                                        359                 355 to 360
WA OLTV                                                       72.06%           35.08% to 95.00%
WA Months to First Rate Adjustment Date                   35 months            20 to 36 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                               10.80%          9.375% to 12.750%
Geographic Concentration of Mortgaged               CA        41.84%
Properties (Top 5 States) based on the Aggregate    IL         9.81%
Stated Principal Balance                            FL         5.92%
                                                    SC         4.51%
                                                    MA         4.47%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

                                                                              16

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                     160       $ 85,079,397.26        82.92%
Second Home                            24         13,705,717.24        13.36
Investor Property                       8          3,821,695.74         3.72
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence               107       $ 57,396,155.57        55.94%
PUD-Detached                           45         24,774,292.68        24.14
Condominium                            30         14,835,336.54        14.46
4-Family                                2          1,704,096.25         1.66
PUD-Attached                            4          1,643,053.27         1.60
2-Family                                2          1,261,084.15         1.23
Cooperative                             1            599,191.78         0.58
3-Family                                1            393,600.00         0.38
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                              101       $ 53,265,242.93        51.91%
Refinance-Rate/Term                    58         32,317,407.44        31.50
Refinance-Cashout                      33         17,024,159.87        16.59
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

                                                                              17

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                             83       $ 42,933,312.87        41.84%
Illinois                               21         10,068,812.40         9.81
Florida                                11          6,073,206.26         5.92
South Carolina                          7          4,632,081.07         4.51
Massachusetts                           8          4,590,177.30         4.47
Virginia                                7          3,287,711.04         3.20
Nevada                                  4          2,892,998.16         2.82
Texas                                   4          2,876,449.78         2.80
Washington                              5          2,721,702.63         2.65
Maryland                                5          2,385,650.00         2.33
Missouri                                4          2,173,000.00         2.12
District of Columbia                    3          1,703,777.15         1.66
North Carolina                          4          1,656,681.00         1.61
New York                                3          1,654,075.59         1.61
Delaware                                2          1,490,000.00         1.45
Colorado                                3          1,338,091.06         1.30
Idaho                                   2          1,179,367.91         1.15
Vermont                                 2          1,144,393.79         1.12
Arizona                                 2          1,063,800.00         1.04
Michigan                                2          1,036,180.95         1.01
Pennsylvania                            1          1,000,000.00         0.97
Alabama                                 1            897,400.00         0.87
Utah                                    1            640,000.00         0.62
Minnesota                               1            525,000.00         0.51
Montana                                 1            511,412.71         0.50
New Mexico                              1            499,956.71         0.49
Ohio                                    1            499,213.10         0.49
Wisconsin                               1            397,640.69         0.39
Maine                                   1            367,920.00         0.36
New Jersey                              1            366,798.07         0.36
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.33% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

                                                                              18

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

===========================================================================================
                                                                             % of
                                                   Aggregate             Cut-Off Date
                                   Number Of   Stated Principal         Pool Principal
                                    Mortgage     Balance as of    Balance of the California
California State Distribution        Loans       Cut-Off Date           Mortgage Loans
===========================================================================================
Northern California                    51       $26,035,392.33               60.64%
Southern California                    32        16,897,920.54               39.36
-------------------------------------------------------------------------------------------
Total:                                 83       $42,933,312.87              100.00%
===========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
350,000.01 - 400,000.00                40       $ 15,065,557.70        14.68%
400,000.01 - 450,000.00                33         13,989,070.90        13.63
450,000.01 - 500,000.00                38         18,376,018.73        17.91
500,000.01 - 550,000.00                22         11,566,184.25        11.27
550,000.01 - 600,000.00                15          8,760,946.29         8.54
600,000.01 - 650,000.00                 9          5,660,455.37         5.52
650,000.01 - 700,000.00                 6          4,059,435.79         3.96
700,000.01 - 750,000.00                 7          5,105,170.36         4.98
750,000.01 - 800,000.00                 2          1,529,200.82         1.49
800,000.01 - 850,000.00                 4          3,319,096.23         3.23
850,000.01 - 900,000.00                 4          3,480,400.00         3.39
900,000.01 - 950,000.00                 3          2,765,373.80         2.70
950,000.01 - 1,000,000.00               9          8,929,900.00         8.70
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $534,410.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

                                                                              19

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
================================================================================
35.01 - 40.00                           5       $  3,082,491.06         3.00%
40.01 - 45.00                           2          1,306,000.00         1.27
45.01 - 50.00                           5          3,771,047.65         3.68
50.01 - 55.00                           6          2,712,647.76         2.64
55.01 - 60.00                           4          2,618,297.25         2.55
60.01 - 65.00                          11          6,003,981.19         5.85
65.01 - 70.00                          24         13,445,531.05        13.10
70.01 - 75.00                          32         19,083,934.89        18.60
75.01 - 80.00                          96         47,934,620.56        46.72
85.01 - 90.00                           5          1,902,633.83         1.85
90.01 - 95.00                           2            745,625.00         0.73
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.06%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
3.251 - 3.500                           2       $    874,213.10         0.85%
3.501 - 3.750                           2          1,171,344.63         1.14
3.751 - 4.000                           4          2,257,525.07         2.20
4.001 - 4.250                          13          6,312,846.82         6.15
4.251 - 4.500                          35         17,829,862.54        17.38
4.501 - 4.750                          50         29,455,919.40        28.71
4.751 - 5.000                          38         20,469,389.60        19.95
5.001 - 5.250                          24         11,508,857.77        11.22
5.251 - 5.500                          17          8,708,299.91         8.49
5.501 - 5.750                           3          1,621,000.00         1.58
5.751 - 6.000                           3          1,427,551.40         1.39
6.501 - 6.750                           1            970,000.00         0.95
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.800% per annum.

                   Gross Margins of the Group 1 Mortgage Loans

                                                                              20

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
================================================================================
2.250                                 192       $102,606,810.24       100.00%
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
9.251 - 9.500                           2       $    874,213.10         0.85%
9.501 - 9.750                           2          1,171,344.63         1.14
9.751 - 10.000                          4          2,257,525.07         2.20
10.001 - 10.250                        13          6,312,846.82         6.15
10.251 - 10.500                        35         17,829,862.54        17.38
10.501 - 10.750                        50         29,455,919.40        28.71
10.751 - 11.000                        38         20,469,389.60        19.95
11.001 - 11.250                        24         11,508,857.77        11.22
11.251 - 11.500                        17          8,708,299.91         8.49
11.501 - 11.750                         3          1,621,000.00         1.58
11.751 - 12.000                         3          1,427,551.40         1.39
12.501 - 12.750                         1            970,000.00         0.95
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.800% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

                                                                              21

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
September 1, 2006                       1       $    591,344.63         0.58%
November 1, 2007                        3          1,069,782.87         1.04
December 1, 2007                      116         61,851,126.74        60.28
January 1, 2008                        72         39,094,556.00        38.10
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

                Remaining Terms of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
================================================================================
341 - 360                             192       $102,606,810.24       100.00%
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                              14       $  7,693,589.72         7.50%
751 - 800                              85         45,559,872.31        44.40
701 - 750                              53         28,507,074.81        27.78
651 - 700                              31         16,054,444.34        15.65
601 - 650                               9          4,791,829.06         4.67
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              22

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.09% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.85% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                         $400,360,057
Total Number of Loans                                           753
Average Loan Principal Balance                             $531,687     $90,200 to $1,406,123
WA Gross Coupon                                               4.919%          3.375% to 6.375%
WA FICO                                                         736                620 to 816
WA Original Term (mos.)                                         359         120 to 360 months
WA Remaining Term (mos.)                                        358                119 to 360
WA OLTV                                                       71.06%          11.41% to 95.00%
WA Months to First Rate Adjustment Date                   59 months           34 to 60 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                               9.919%         8.375% to 11.375%
Geographic Concentration of Mortgaged               CA        59.09%
Properties (Top 5 States) based on the Aggregate    FL         7.50%
Stated Principal Balance                            VA         5.31%
                                                    SC         2.78%
                                                    MD         2.36%

--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

                                                                              23

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                  Aggregate            % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                     684       $362,752,972.04        90.61%
Second Home                            64         35,377,591.38         8.84
Investor Property                       5          2,229,493.62         0.56
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence               412       $219,485,214.66        54.82%
PUD-Detached                          195        107,210,839.23        26.78
Condominium                           111         55,571,275.06        13.88
PUD-Attached                           22         10,271,936.22         2.57
3-Family                                4          3,420,890.06         0.85
2-Family                                5          2,792,402.68         0.70
Townhouse                               3          1,215,499.13         0.30
4-Family                                1            392,000.00         0.10
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                              440       $234,623,343.65       58.60%
Refinance-Rate/Term                   178         97,888,976.04       24.45
Refinance-Cashout                     135         67,847,737.35       16.95
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04      100.00%
================================================================================

           Geographical Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans /(1)/

                                                                              24

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                            437       $236,583,263.48       59.09%
Florida                                60         30,032,064.57        7.50
Virginia                               44         21,276,791.50        5.31
South Carolina                         19         11,145,377.56        2.78
Maryland                               19          9,442,957.16        2.36
North Carolina                         17          9,152,226.78        2.29
Massachusetts                          16          8,325,837.98        2.08
Georgia                                16          8,294,730.07        2.07
Nevada                                 13          6,875,981.45        1.72
Washington                             12          5,812,817.17        1.45
Texas                                  11          5,353,226.25        1.34
Colorado                                9          5,273,650.00        1.32
District of Columbia                   10          4,645,630.94        1.16
Illinois                               10          4,583,511.05        1.14
New York                                5          3,858,700.00        0.96
Connecticut                             5          3,144,500.00        0.79
New Jersey                              6          3,047,320.60        0.76
Tennessee                               7          3,000,400.72        0.75
Utah                                    4          2,880,000.00        0.72
Arizona                                 4          2,134,963.80        0.53
Missouri                                4          2,045,361.85        0.51
Oregon                                  3          1,714,680.69        0.43
Michigan                                3          1,665,690.15        0.42
Pennsylvania                            3          1,629,499.13        0.41
Indiana                                 3          1,553,304.41        0.39
Kansas                                  3          1,480,000.00        0.37
Minnesota                               2          1,389,144.04        0.35
Wisconsin                               2          1,251,500.00        0.31
New Hampshire                           2            898,929.10        0.22
Rhode Island                            2            787,461.51        0.20
Hawaii                                  1            685,000.00        0.17
Vermont                                 1            395,535.08        0.10
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04      100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.08% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

                                                                              25

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000(approximate)

--------------------------------------------------------------------------------

========================================================================================
                                                                          % of
                                                Aggregate            Cut-Off Date
                                Number Of   Stated Principal        Pool Principal
                                 Mortgage     Balance as of    Balance of the California
California State Distribution     Loans       Cut-Off Date          Mortgage Loans
========================================================================================
Northern California                257       $134,722,276.95             56.94%
Southern California                180        101,860,986.53             43.06
----------------------------------------------------------------------------------------
Total:                             437       $236,583,263.48            100.00%
========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
50,000.01 - 100,000.00                  1       $     90,200.00         0.02%
350,000.01 - 400,000.00               154         58,602,562.65        14.64
400,000.01 - 450,000.00               144         61,343,584.51        15.32
450,000.01 - 500,000.00               138         65,848,046.36        16.45
500,000.01 - 550,000.00                70         36,721,332.39         9.17
550,000.01 - 600,000.00                70         40,385,677.65        10.09
600,000.01 - 650,000.00                42         26,470,162.84         6.61
650,000.01 - 700,000.00                33         22,355,206.49         5.58
700,000.01 - 750,000.00                24         17,614,096.22         4.40
750,000.01 - 800,000.00                22         17,090,881.57         4.27
800,000.01 - 850,000.00                 7          5,818,000.41         1.45
850,000.01 - 900,000.00                11          9,595,957.84         2.40
900,000.01 - 950,000.00                 7          6,493,800.00         1.62
950,000.01 - 1,000,000.00              20         19,836,766.13         4.95
1,000,000.01 - 1,500,000.00            10         12,093,781.98         3.02
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $531,687.

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

                                                                              26

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000(approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
================================================================================
10.01 - 15.00                           1       $    396,000.00         0.10%
15.01 - 20.00                           1            522,745.00         0.13
20.01 - 25.00                           2            947,000.00         0.24
25.01 - 30.00                           9          5,904,486.00         1.47
30.01 - 35.00                           2          1,674,000.00         0.42
35.01 - 40.00                           7          3,390,961.00         0.85
40.01 - 45.00                          14          8,186,112.82         2.04
45.01 - 50.00                          36         19,561,389.36         4.89
50.01 - 55.00                          20         10,894,208.85         2.72
55.01 - 60.00                          35         18,626,816.22         4.65
60.01 - 65.00                          41         23,125,368.70         5.78
65.01 - 70.00                          90         51,123,466.83        12.77
70.01 - 75.00                          71         40,132,781.74        10.02
75.01 - 80.00                         410        209,911,731.29        52.43
80.01 - 85.00                           4          1,555,500.23         0.39
85.01 - 90.00                           8          3,632,596.24         0.91
90.01 - 95.00                           2            774,892.76         0.19
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.06%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

                                                                              27

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000(approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
3.251 - 3.500                           2       $    794,400.00         0.20%
3.501 - 3.750                           7          3,490,469.11         0.87
3.751 - 4.000                           9          4,306,399.11         1.08
4.001 - 4.250                          27         16,024,066.31         4.00
4.251 - 4.500                          62         33,381,298.54         8.34
4.501 - 4.750                         162         86,072,980.20        21.50
4.751 - 5.000                         241        127,238,069.88        31.78
5.001 - 5.250                         136         71,817,779.52        17.94
5.251 - 5.500                          79         42,743,225.79        10.68
5.501 - 5.750                          20         10,090,501.60         2.52
5.751 - 6.000                           5          2,399,934.85         0.60
6.001 - 6.250                           2          1,000,932.13         0.25
6.251 - 6.500                           1          1,000,000.00         0.25
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.919% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
================================================================================
2.250                                 753       $400,360,057.04      100.00%
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04      100.00%
================================================================================

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

                                                                              28

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
8.251 - 8.500                           2       $    794,400.00         0.20%
8.501 - 8.750                           7          3,490,469.11         0.87
8.751 - 9.000                           9          4,306,399.11         1.08
9.001 - 9.250                          27         16,024,066.31         4.00
9.251 - 9.500                          62         33,381,298.54         8.34
9.501 - 9.750                         162         86,072,980.20        21.50
9.751 - 10.000                        241        127,238,069.88        31.78
10.001 - 10.250                       136         71,817,779.52        17.94
10.251 - 10.500                        79         42,743,225.79        10.68
10.501 - 10.750                        20         10,090,501.60         2.52
10.751 - 11.000                         5          2,399,934.85         0.60
11.001 - 11.250                         2          1,000,932.13         0.25
11.251 - 11.500                         1          1,000,000.00         0.25
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.919% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
November 1, 2007                        1       $    450,212.02         0.11%
November 1, 2008                        1            395,338.90         0.10
September 1, 2009                       1            408,000.00         0.10
November 1, 2009                        1            359,452.17         0.09
December 1, 2009                      334        180,874,410.70        45.18
January 1, 2010                       415        217,872,643.25        54.42
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

              Remaining Terms of the Group 2 Mortgage Loans /(1)/

                                                                              29

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
================================================================================
101 - 120                               2       $    899,078.32         0.22%
161 - 180                               2          1,022,875.03         0.26
261 - 280                               1            589,874.26         0.15
281 - 300                               2          1,236,012.86         0.31
341 - 360                             746        396,612,216.57        99.06
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                              35       $ 17,350,850.59         4.33%
751 - 800                             294        155,578,834.23        38.86
701 - 750                             248        137,013,244.09        34.22
651 - 700                             140         71,961,169.30        17.97
601 - 650                              33         16,773,529.12         4.19
Not Scored                              3          1,682,429.71         0.42
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

                                                                              30

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.66% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $39,814,054
Total Number of Loans                                            74
Average Loan Principal Balance                             $538,028     $360,000 to $1,162,500
WA Gross Coupon                                               5.314%           4.500% to 6.250%
WA FICO                                                         752                 667 to 812
WA Original Term (mos.)                                         360
WA Remaining Term (mos.)                                        359                 358 to 360
WA OLTV                                                       69.32%           31.25% to 94.11%
WA Months to First Rate Adjustment Date                   83 months            70 to 84 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.314%          9.500% to 11.250%
Geographic Concentration of Mortgaged                CA       58.47%
Properties (Top 5 States) based on the Aggregate     FL        7.96%
Stated Principal Balance                             VA        4.82%
                                                     DC        3.88%
                                                     WA        3.88%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

                                                                              31

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                      72       $38,759,654.26        97.35%
Second Home                             2         1,054,400.00         2.65
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence                48       $25,408,990.17         63.82%
PUD-Detached                           16         8,945,161.00         22.47
Condominium                             7         4,160,407.79         10.45
Townhouse                               2           875,495.30          2.20
PUD-Attached                            1           424,000.00          1.06
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                               40       $21,776,281.65         54.69%
Refinance-Rate/Term                    19        10,899,211.39         27.38
Refinance-Cashout                      15         7,138,561.22         17.93
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

           Geographical Distribution of the Mortgage Properties of the

                                                                              32

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

                          Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                             41       $23,281,253.23         58.47%
Florida                                 6         3,167,348.19          7.96
Virginia                                4         1,919,817.43          4.82
District of Columbia                    3         1,546,319.82          3.88
Washington                              3         1,543,055.40          3.88
Georgia                                 3         1,385,993.29          3.48
Nevada                                  3         1,277,067.51          3.21
Massachusetts                           2         1,273,771.03          3.20
Connecticut                             1           978,927.33          2.46
Wisconsin                               2           840,000.00          2.11
Colorado                                1           480,000.00          1.21
Arizona                                 1           460,000.00          1.16
South Carolina                          1           440,000.00          1.11
North Carolina                          1           424,501.03          1.07
Maryland                                1           424,000.00          1.06
Minnesota                               1           372,000.00          0.93
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.92% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

================================================================================
                                                                       % of
                                                                   Cut-Off Date
                                                   Aggregate      Pool Principal
                                   Number Of   Stated Principal   Balance of the
                                   Mortgage      Balance as of      California
California State Distribution        Loans       Cut-Off Date     Mortgage Loans
================================================================================
Southern California                    18        10,240,346.14         43.99
Northern California                    23       $13,040,907.09         56.01%
--------------------------------------------------------------------------------
Total:                                 41       $23,281,253.23        100.00%
================================================================================

                                                                              33

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
350,000.01 - 400,000.00                 11      $ 4,210,511.96         10.58%
400,000.01 - 450,000.00                 17        7,336,819.81         18.43
450,000.01 - 500,000.00                 15        7,185,705.55         18.05
500,000.01 - 550,000.00                  6        3,086,936.71          7.75
550,000.01 - 600,000.00                  9        5,243,297.55         13.17
600,000.01 - 650,000.00                  3        1,859,319.82          4.67
650,000.01 - 700,000.00                  3        2,046,000.00          5.14
700,000.01 - 750,000.00                  2        1,422,000.00          3.57
750,000.01 - 800,000.00                  2        1,566,387.74          3.93
800,000.01 - 850,000.00                  1          835,897.79          2.10
850,000.01 - 900,000.00                  1          879,750.00          2.21
950,000.01 - 1,000,000.00                3        2,978,927.33          7.48
1,000,000.01 - 1,500,000.00              1        1,162,500.00          2.92
--------------------------------------------------------------------------------
Total:                                  74      $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $538,028.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
================================================================================
30.01 - 35.00                           3       $ 1,390,000.00          3.49%
35.01 - 40.00                           1           445,000.00          1.12
40.01 - 45.00                           2         1,177,305.37          2.96
45.01 - 50.00                           2         1,100,015.00          2.76
50.01 - 55.00                           2         1,110,000.00          2.79
55.01 - 60.00                           6         3,769,177.92          9.47
60.01 - 65.00                           5         2,429,607.51          6.10
65.01 - 70.00                          12         7,043,498.26         17.69
70.01 - 75.00                           6         4,515,411.71         11.34
75.01 - 80.00                          34        16,387,038.49         41.16
90.01 - 95.00                           1           447,000.00          1.12
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.32%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

                                                                              34

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
4.251 - 4.500                           1       $   835,897.79          2.10%
4.501 - 4.750                           5         2,658,290.40          6.68
4.751 - 5.000                           8         4,591,664.30         11.53
5.001 - 5.250                          18        10,733,917.78         26.96
5.251 - 5.500                          28        14,461,235.11         36.32
5.501 - 5.750                           8         3,933,163.29          9.88
5.751 - 6.000                           4         1,753,135.59          4.40
6.001 - 6.250                           2           846,750.00          2.13
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.314% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
================================================================================
2.250                                  74       $39,814,054.26       100.00%
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26       100.00%
================================================================================

                Rate Ceilings of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
9.251 - 9.500                           1       $   835,897.79         2.10%
9.501 - 9.750                           5         2,658,290.40         6.68
9.751 - 10.000                          8         4,591,664.30        11.53
10.001 - 10.250                        18        10,733,917.78        26.96
10.251 - 10.500                        28        14,461,235.11        36.32
10.501 - 10.750                         8         3,933,163.29         9.88
10.751 - 11.000                         4         1,753,135.59         4.40
11.001 - 11.250                         2           846,750.00         2.13
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.314% per annum.

                                                                              35

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

         First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
December 1, 2011                       39       $22,276,235.97        55.95%
January 1, 2012                        34        17,126,825.00        43.02
November 1, 2010                        1           410,993.29         1.03
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
================================================================================
341 - 360                              74       $39,814,054.26       100.00%
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                               3       $ 1,327,374.27         3.33%
751 - 800                              43        22,332,636.55        56.09
701 - 750                              19        11,254,920.42        28.27
651 - 700                               9         4,899,123.02        12.31
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              36

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 63.56% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $45,087,084
Total Number of Loans                                            82
Average Loan Principal Balance                             $549,842     $366,000 to $1,162,000
WA Gross Coupon                                               5.517%           4.750% to 6.125%
WA FICO                                                         743                 632 to 802
WA Original Term (mos.)                                         360
WA Remaining Term (mos.)                                        359                 359 to 360
WA OLTV                                                       67.95%           35.36% to 80.00%
WA Months to First Adjustment Date                       119 months          119 to 120 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.517%          9.750% to 11.125%
Geographic Concentration of Mortgaged                CA       54.72%
Properties (Top 5 States) based on the Aggregate     MD        9.22%
Stated Principal Balance                             VA        7.50%
                                                     IL        5.07%
                                                     DC        4.24%

--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

                                                                              37

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                      81       $44,696,522.58         99.13%
Second Home                             1           390,561.86          0.87
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence                50       $28,058,470.84         62.23%
PUD-Detached                           23        12,068,996.40         26.77
Condominium                             7         4,075,671.05          9.04
Cooperative                             1           468,423.32          1.04
PUD-Attached                            1           415,522.83          0.92
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                               36       $19,237,787.86         42.67%
Refinance-Rate/Term                    32        18,352,345.59         40.70
Refinance-Cashout                      14         7,496,950.99         16.63
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

           Geographical Distribution of the Mortgage Properties of the

                                                                              38

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

                           Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                             43       $24,672,134.30         54.72%
Maryland                                8         4,155,256.37          9.22
Virginia                                7         3,380,383.00          7.50
Illinois                                3         2,288,000.00          5.07
District of Columbia                    4         1,911,992.49          4.24
North Carolina                          3         1,535,890.69          3.41
Florida                                 3         1,346,088.72          2.99
Texas                                   2         1,096,000.00          2.43
New Jersey                              2           910,000.00          2.02
Pennsylvania                            2           902,650.00          2.00
South Carolina                          1           780,000.00          1.73
Washington                              1           670,265.55          1.49
Colorado                                1           490,000.00          1.09
Connecticut                             1           480,000.00          1.06
New York                                1           468,423.32          1.04
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.98% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

================================================================================
                                                                  % of
                                        Aggregate             Cut-Off Date
                        Number Of   Stated Principal         Pool Principal
California State         Mortgage     Balance as of    Balance of the California
Distribution              Loans       Cut-Off Date           Mortgage Loans
================================================================================
Northern California         15       $ 8,895,383.82              36.05%
Southern California         28        15,776,750.48              63.95
--------------------------------------------------------------------------------
Total:                      43       $24,672,134.30             100.00%
================================================================================

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

                                                                              39

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
350,000.01 - 400,000.00                10       $ 3,793,897.34          8.41%
400,000.01 - 450,000.00                18         7,673,900.03         17.02
450,000.01 - 500,000.00                17         8,173,629.95         18.13
500,000.01 - 550,000.00                 6         3,181,004.88          7.06
550,000.01 - 600,000.00                12         6,976,086.24         15.47
600,000.01 - 650,000.00                 5         3,166,288.45          7.02
650,000.01 - 700,000.00                 2         1,350,265.55          2.99
700,000.01 - 750,000.00                 1           736,000.00          1.63
750,000.01 - 800,000.00                 4         3,131,600.00          6.95
800,000.01 - 850,000.00                 2         1,636,162.00          3.63
950,000.01 - 1,000,000.00               3         3,000,000.00          6.65
1,000,000.01 - 1,500,000.00             2         2,268,250.00          5.03
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $549,842.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
================================================================================
35.01 - 40.00                           1       $   366,000.00          0.81%
40.01 - 45.00                           4         2,555,442.69          5.67
45.01 - 50.00                           5         3,544,559.00          7.86
50.01 - 55.00                           8         3,740,655.16          8.30
55.01 - 60.00                           4         2,618,300.00          5.81
60.01 - 65.00                           9         5,518,288.62         12.24
65.01 - 70.00                           9         3,889,707.88          8.63
70.01 - 75.00                           5         3,091,538.45          6.86
75.01 - 80.00                          37        19,762,592.64         43.83
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 67.95%.

                                                                              40

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

        Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
4.501 - 4.750                           1       $   450,000.00          1.00%
4.751 - 5.000                           6         2,853,416.50          6.33
5.001 - 5.250                          12         6,034,443.10         13.38
5.251 - 5.500                          26        16,010,550.94         35.51
5.501 - 5.750                          22        11,966,810.20         26.54
5.751 - 6.000                          12         6,016,863.70         13.34
6.001 - 6.250                           3         1,755,000.00          3.89
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.517% per annum.

                   Gross Margins of the Group 4 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
2.25                                   82       $45,087,084.44        100.00%
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

                 Rate Ceilings of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date        Balance
--------------------------------------------------------------------------------
9.501 - 9.750                           1       $   450,000.00          1.00%
9.751 - 10.000                          6         2,853,416.50          6.33
10.001 - 10.250                        12         6,034,443.10         13.38
10.251 - 10.500                        26        16,010,550.94         35.51
10.501 - 10.750                        22        11,966,810.20         26.54
10.751 - 11.000                        12         6,016,863.70         13.34
11.001 - 11.250                         3         1,755,000.00          3.89
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.517% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

                                                                              41

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------

BoAMS 2005-A $567,879,000 (approximate)

--------------------------------------------------------------------------------

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date        Balance
================================================================================
December 1, 2014                       50       $27,257,714.44         60.46%
January 1, 2015                        32        17,829,370.00         39.54
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

                Remaining Terms of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date        Balance
================================================================================
341 - 360                              82       $45,087,084.44        100.00%
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                               3       $ 1,240,585.18         2.75%
751 - 800                              39        20,928,513.17        46.42
701 - 750                              26        14,601,780.38        32.39
651 - 700                              11         6,812,839.69        15.11
601 - 650                               3         1,503,366.02         3.33
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              42

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-A
$567,879,000 (approximate)

Classes 1-A-1, 2-A-1, 3-A-1 and 4-A-1 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[Logo] Banc of America(R)

January 10, 2005

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------

.. Preliminary Summary of Certificates (To Roll)                           pg.  3

.. Preliminary Summary of Certificates (To Maturity)                       pg.  4

.. Preliminary Summary of Terms                                            pg.  5

.. Preliminary Credit Support                                              pg. 11

.. Preliminary Priority of Distributions                                   pg. 11

.. Preliminary Bond Summary (To Roll)                                      pg. 12

.. Preliminary Bond Summary (To Maturity)                                  pg. 14

.. Collateral Characteristics (Group 1)                                    pg. 16

.. Collateral Characteristics (Group 2)                                    pg. 23

.. Collateral Characteristics (Group 3)                                    pg. 31

.. Collateral Characteristics (Group 4)                                    pg. 37

                                                                               2

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                      Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

                                                                                           Expected
                                                                     Est.   Est. Prin.   Maturity to               Expected
                           Approx.                                   WAL      Window      Roll @ 25%   Delay        Ratings
Class                    Size /(2)/     Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----                   ------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1                   $ 99,118,000   Variable - Pass-thru /(3)/    1.94      1 - 35      12/25/07      24        AAA / Aaa
2-A-1                    386,747,000   Variable - Pass-thru /(4)/    2.57      1 - 59      12/25/09      24        AAA / Aaa
3-A-1                     38,460,000   Variable - Pass-thru /(5)/    2.91      1 - 83      12/25/11      24        AAA / Aaa
4-A-1                     43,554,000   Variable - Pass-thru /(6)/    3.17     1 - 119      12/25/14      24        AAA / Aaa
Not Offered Hereunder
B-1                     $ 10,583,000                                                                                 N.A.
B-2                        3,821,000                                                                                 N.A.
B-3                        2,057,000                                                                                 N.A.
B-4                        1,470,000                                                                                 N.A.
B-5                          882,000                                                                                 N.A.
B-6                        1,175,905                                                                                 N.A.
1-A-R                            100                                                                                 N.A.
1-IO                             TBD      Fixed -Interest Only                                                       N.A.
2-IO                             TBD      Fixed -Interest Only                                                       N.A.
4-IO                             TBD      Fixed -Interest Only                                                       N.A.

--------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2007, December 2009, December 2011 and December 2014 respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to January 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to January 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to January 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to January 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                                   Est.    Est. Prin.      Expected                  Expected
                         Approx.                                   WAL       Window          Final       Delay        Ratings
Class                   Size /(1)/    Interest - Principal Type   (yrs)   (mos) /(2)/   Maturity /(2)/    Days   (Fitch/ Moody's)
-----                  -----------   --------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1                  $99,118,000   Variable - Pass-thru /(3)/    3.27     1 - 360         1/25/35        24        AAA / Aaa
2-A-1                  386,747,000   Variable - Pass-thru /(4)/    3.30     1 - 360         1/25/35        24        AAA / Aaa
3-A-1                   38,460,000   Variable - Pass-thru /(5)/    3.30     1 - 360         1/25/35        24        AAA / Aaa
4-A-1                   43,554,000   Variable - Pass-thru /(6)/    3.33     1 - 360         1/25/35        24        AAA / Aaa

--------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

/(3)/ For each Distribution Date occurring prior to January 2008, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2008, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to January 2010, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2010, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(5)/ For each Distribution Date occurring prior to January 2012, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2012, interest will accrue on the Group 3-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(6)/ For each Distribution Date occurring prior to January 2015, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after January 2015, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

                                                                               4

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2005-A

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. Inc. and Lehman
                                 Brothers Inc.

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $587,868,005

Securities Offered:              $99,118,000 Class 1-A-1 Certificates

                                 $386,747,000 Class 2-A-1 Certificates

                                 $38,460,000 Class 3-A-1 Certificates

                                 $43,554,000 Class 4-A-1 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.85% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.09% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 1.85% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:              7/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.66% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Collateral:              10/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 63.56% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

--------------------------------------------------------------------------------

                                                                               5

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Expected Pricing Date:           Week of January 10, 2005

Expected Closing Date:           On or about January 27, 2005

Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Distribution Date:
                                 February 25, 2005)

Cut-Off Date:                    January 1, 2005

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates").
                                 The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class  B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates").
                                 The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3 and    25% CPR
Group 4 Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                    Original
                                  Certificate      Minimum       Incremental
Denominations:                        Form      Denominations   Denominations
                                  -----------   -------------   -------------
   Class A Offered
      Certificates                 Book Entry       $1,000            $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").

--------------------------------------------------------------------------------

                                                                               6

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R Certificates and then to the Class
                                 1-A-1 Certificates until their class balances have been reduced to zero. The Senior Principal
                                 Distribution Amount for Group 2 will generally be allocated to the Class 2-A-1 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 Certificates until their class balance has been reduced to zero. The Senior
                                 Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1
                                 Certificates until their class balance has been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of one or more
                                 Groups (Please see the Priority of
                                 Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, Class
                                 2-A-1, Class 3-A-1 and Class 4-A-1 Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual Period"). The initial
                                 Interest Accrual Period will be deemed to have commenced on January 1, 2005. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the class balances thereof on the Distribution
                                 Date in that Interest Accrual Period are made on the first day of the Interest Accrual
                                 Period. Interest will be calculated on the basis of a 360-day year consisting of twelve
                                 30-day months.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be 0.0045% per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

--------------------------------------------------------------------------------

                                                                               7

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal due on the
                                 Mortgage Loans in such Loan Group on the due date in the month of such Distribution Date, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                 Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group during the calendar month preceding the month of such Distribution
                                 Date; and (iv) any substitution adjustment payments in connection with any defective
                                 Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                 Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

--------------------------------------------------------------------------------

                                                                               8

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment                For the following Distribution Dates, will be
Percentage:                      as follows:

                                 Distribution Date                    Senior Prepayment Percentage
                                 -----------------                    ----------------------------
                                 February 2005 through January 2012   100%;
                                 February 2012 through January 2013   the applicable Senior Percentage plus,
                                                                      70% of the applicable Subordinate
                                                                      Percentage;
                                 February 2013 through January 2014   the applicable Senior Percentage plus,
                                                                      60% of the applicable Subordinate
                                                                      Percentage;
                                 February 2014 through January 2015   the applicable Senior Percentage plus,
                                                                      40% of the applicable Subordinate
                                                                      Percentage;
                                 February 2015 through January 2016   the applicable Senior Percentage plus,
                                                                      20% of the applicable Subordinate
                                                                      Percentage;
                                 February 2016 and thereafter         the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y) the aggregate Principal Balance of all Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the February
                                      2008 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the February 2008 Distribution Date, prior to giving effect to any distributions, the Aggregate Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior Percentage for each Loan Group.

--------------------------------------------------------------------------------

                                                                               9

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related due date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage for such Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

--------------------------------------------------------------------------------

                                                                              10

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

              Subordination of Class B Certificates
              -------------------------------------
                             Class A
                     Credit Support (3.40%)
              -------------------------------------
                            Class B-1
                     Credit Support (1.60%)
              -------------------------------------
                            Class B-2
                     Credit Support (0.95%)            Order of
Priority of   -------------------------------------      Loss
  Payment                   Class B-3                 Allocation
                     Credit Support (0.60%)
              -------------------------------------
                            Class B-4
                     Credit Support (0.35%)
              -------------------------------------
                            Class B-5
                     Credit Support (0.20%)
              -------------------------------------
                            Class B-6
                     Credit Support (0.00%)
              -------------------------------------

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                      Preliminary Priority of Distributions
           ----------------------------------------------------------
                             First, to the Trustee;
           ----------------------------------------------------------

           ----------------------------------------------------------
              Second, to the Class 1-IO, Class 2-IO and Class 4-IO
                          Certificates to pay Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
             Third, to the Class A Certificates of each Group to pay
                                    Interest;
           ----------------------------------------------------------

           ----------------------------------------------------------
            Fourth, to the Class A Certificates of each Group to pay
                                   Principal;
           ----------------------------------------------------------

           ----------------------------------------------------------
                Fifth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
           ----------------------------------------------------------

           ----------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
           ----------------------------------------------------------

                                                                              11

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             3.997        3.978        3.968        3.956        3.943        3.911        3.871
Average Life (Years)        2.677        2.292        2.114        1.944        1.785        1.493        1.233
Modified Duration           2.484        2.135        1.972        1.818        1.673        1.406        1.167
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2007   12/25/2007   12/25/2007   12/25/2007   12/25/2007   12/25/2007   12/25/2007
Principal # Months           35           35           35           35           35           35           35

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.424        4.402        4.389        4.375        4.358        4.318        4.268
Average Life (Years)        4.266        3.307        2.914        2.568        2.261        1.755        1.362
Modified Duration           3.777        2.960        2.623        2.324        2.058        1.616        1.269
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2009   12/25/2009   12/25/2009   12/25/2009   12/25/2009   12/25/2009   12/25/2009
Principal # Months           59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2007, December 2009, December 2011 and December 2014 respectively.

                                                                              12

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                  To Roll /(1)/
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-28             4.860        4.764        4.706        4.641        4.567        4.392        4.175
Average Life (Years)        5.655        4.013        3.410        2.907        2.486        1.845        1.392
Modified Duration           4.740        3.451        2.968        2.561        2.217        1.682        1.294
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2011   12/25/2011   12/25/2011   12/25/2011   12/25/2011   12/25/2011   12/25/2011
Principal # Months           83           83           83           83           83           83           83

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%          15%          20%          25%           30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.050        4.932        4.862        4.782        4.692        4.486        4.237
Average Life (Years)        7.508        4.744        3.857        3.172        2.638        1.890        1.404
Modified Duration           5.905        3.915        3.254        2.732        2.316        1.712        1.303
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     12/25/2014   12/25/2014   12/25/2014   12/25/2014   12/25/2014   12/25/2014   12/25/2014
Principal # Months           119          119          119          119          119          119          119

/(1)/ Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of December 2007, December 2009, December 2011 and December 2014 respectively.

                                                                              13

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

1-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.741        4.539        4.446        4.357        4.274        4.126        3.998
Average Life (Years)       11.478        5.426        4.132        3.274        2.671        1.888        1.400
Modified Duration           7.961        4.379        3.483        2.847        2.376        1.730        1.308
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   11/25/2032
Principal # Months           360          360          360          360          360          360          334

2-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-00             4.836        4.660        4.587        4.522        4.465        4.371        4.290
Average Life (Years)       11.643        5.485        4.169        3.298        2.686        1.894        1.403
Modified Duration           8.000        4.381        3.478        2.838        2.366        1.721        1.301
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   04/25/2034
Principal # Months           360          360          360          360          360          360          351

                                                                              14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

3-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 100-28             4.999        4.852        4.774        4.691        4.602        4.408        4.181
Average Life (Years)       11.770        5.512        4.181        3.303        2.687        1.893        1.402
Modified Duration           7.858        4.316        3.435        2.810        2.348        1.716        1.302
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   11/25/2031
Principal # Months           360          360          360          360          360          360          322

4-A-1
-----------------------------------------------------------------------------------------------------------------
CPR                          5%           15%          20%          25%          30%          40%          50%
-----------------------------------------------------------------------------------------------------------------
Yield at 101-00             5.092        4.960        4.881        4.795        4.700        4.488        4.237
Average Life (Years)       12.151        5.609        4.234        3.333        2.705        1.901        1.406
Modified Duration           7.971        4.346        3.451        2.820        2.354        1.718        1.303
Principal Window Begin   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005   02/25/2005
Principal Window End     01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2035   01/25/2032
Principal # Months           360          360          360          360          360          360          324

                                                                              15

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 56.85% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance                $102,606,810
Total Number of Loans                                  192
Average Loan Principal Balance                    $534,410     $351,680 to $1,000,000
WA Gross Coupon                                      4.800%           3.375% to 6.750%
WA FICO                                                742                 640 to 810
WA Original Term (mos.)                                360
WA Remaining Term (mos.)                               359                 355 to 360
WA OLTV                                              72.06%           35.08% to 95.00%
WA Months to First Rate Adjustment Date          35 months            20 to 36 months
Gross Margin                                         2.250%
WA Rate Ceiling                                      10.80%          9.375% to 12.750%
Geographic Concentration of Mortgaged      CA        41.84%
Properties (Top 5 States) based on the     IL         9.81%
Aggregate Stated Principal Balance         FL         5.92%
                                           SC         4.51%
                                           MA         4.47%

--------------------------------------------------------------------------------

                                                                              16

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                     160       $ 85,079,397.26        82.92%
Second Home                            24         13,705,717.24        13.36
Investor Property                       8          3,821,695.74         3.72
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence               107       $ 57,396,155.57        55.94%
PUD-Detached                           45         24,774,292.68        24.14
Condominium                            30         14,835,336.54        14.46
4-Family                                2          1,704,096.25         1.66
PUD-Attached                            4          1,643,053.27         1.60
2-Family                                2          1,261,084.15         1.23
Cooperative                             1            599,191.78         0.58
3-Family                                1            393,600.00         0.38
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                              101       $ 53,265,242.93        51.91%
Refinance-Rate/Term                    58         32,317,407.44        31.50
Refinance-Cashout                      33         17,024,159.87        16.59
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

                                                                              17

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                             83       $ 42,933,312.87        41.84%
Illinois                               21         10,068,812.40         9.81
Florida                                11          6,073,206.26         5.92
South Carolina                          7          4,632,081.07         4.51
Massachusetts                           8          4,590,177.30         4.47
Virginia                                7          3,287,711.04         3.20
Nevada                                  4          2,892,998.16         2.82
Texas                                   4          2,876,449.78         2.80
Washington                              5          2,721,702.63         2.65
Maryland                                5          2,385,650.00         2.33
Missouri                                4          2,173,000.00         2.12
District of Columbia                    3          1,703,777.15         1.66
North Carolina                          4          1,656,681.00         1.61
New York                                3          1,654,075.59         1.61
Delaware                                2          1,490,000.00         1.45
Colorado                                3          1,338,091.06         1.30
Idaho                                   2          1,179,367.91         1.15
Vermont                                 2          1,144,393.79         1.12
Arizona                                 2          1,063,800.00         1.04
Michigan                                2          1,036,180.95         1.01
Pennsylvania                            1          1,000,000.00         0.97
Alabama                                 1            897,400.00         0.87
Utah                                    1            640,000.00         0.62
Minnesota                               1            525,000.00         0.51
Montana                                 1            511,412.71         0.50
New Mexico                              1            499,956.71         0.49
Ohio                                    1            499,213.10         0.49
Wisconsin                               1            397,640.69         0.39
Maine                                   1            367,920.00         0.36
New Jersey                              1            366,798.07         0.36
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.33% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              18

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

================================================================================
                                                                  % of
                                        Aggregate             Cut-Off Date
                        Number Of   Stated Principal         Pool Principal
California State         Mortgage     Balance as of    Balance of the California
Distribution              Loans       Cut-Off Date           Mortgage Loans
================================================================================
Northern California         51       $26,035,392.33              60.64%
Southern California         32        16,897,920.54              39.36
--------------------------------------------------------------------------------
Total:                      83       $42,933,312.87             100.00%
================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
350,000.01 - 400,000.00                40       $ 15,065,557.70        14.68%
400,000.01 - 450,000.00                33         13,989,070.90        13.63
450,000.01 - 500,000.00                38         18,376,018.73        17.91
500,000.01 - 550,000.00                22         11,566,184.25        11.27
550,000.01 - 600,000.00                15          8,760,946.29         8.54
600,000.01 - 650,000.00                 9          5,660,455.37         5.52
650,000.01 - 700,000.00                 6          4,059,435.79         3.96
700,000.01 - 750,000.00                 7          5,105,170.36         4.98
750,000.01 - 800,000.00                 2          1,529,200.82         1.49
800,000.01 - 850,000.00                 4          3,319,096.23         3.23
850,000.01 - 900,000.00                 4          3,480,400.00         3.39
900,000.01 - 950,000.00                 3          2,765,373.80         2.70
950,000.01 - 1,000,000.00               9          8,929,900.00         8.70
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $534,410.

                                                                              19

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
================================================================================
35.01 - 40.00                           5       $  3,082,491.06         3.00%
40.01 - 45.00                           2          1,306,000.00         1.27
45.01 - 50.00                           5          3,771,047.65         3.68
50.01 - 55.00                           6          2,712,647.76         2.64
55.01 - 60.00                           4          2,618,297.25         2.55
60.01 - 65.00                          11          6,003,981.19         5.85
65.01 - 70.00                          24         13,445,531.05        13.10
70.01 - 75.00                          32         19,083,934.89        18.60
75.01 - 80.00                          96         47,934,620.56        46.72
85.01 - 90.00                           5          1,902,633.83         1.85
90.01 - 95.00                           2            745,625.00         0.73
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 72.06%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
3.251 - 3.500                           2       $    874,213.10         0.85%
3.501 - 3.750                           2          1,171,344.63         1.14
3.751 - 4.000                           4          2,257,525.07         2.20
4.001 - 4.250                          13          6,312,846.82         6.15
4.251 - 4.500                          35         17,829,862.54        17.38
4.501 - 4.750                          50         29,455,919.40        28.71
4.751 - 5.000                          38         20,469,389.60        19.95
5.001 - 5.250                          24         11,508,857.77        11.22
5.251 - 5.500                          17          8,708,299.91         8.49
5.501 - 5.750                           3          1,621,000.00         1.58
5.751 - 6.000                           3          1,427,551.40         1.39
6.501 - 6.750                           1            970,000.00         0.95
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.800% per annum.

                                                                              20

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
================================================================================
2.250                                 192       $102,606,810.24       100.00%
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
9.251 - 9.500                           2       $    874,213.10         0.85%
9.501 - 9.750                           2          1,171,344.63         1.14
9.751 - 10.000                          4          2,257,525.07         2.20
10.001 - 10.250                        13          6,312,846.82         6.15
10.251 - 10.500                        35         17,829,862.54        17.38
10.501 - 10.750                        50         29,455,919.40        28.71
10.751 - 11.000                        38         20,469,389.60        19.95
11.001 - 11.250                        24         11,508,857.77        11.22
11.251 - 11.500                        17          8,708,299.91         8.49
11.501 - 11.750                         3          1,621,000.00         1.58
11.751 - 12.000                         3          1,427,551.40         1.39
12.501 - 12.750                         1            970,000.00         0.95
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.800% per annum.

                                                                              21

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

         First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
September 1, 2006                       1       $    591,344.63         0.58%
November 1, 2007                        3          1,069,782.87         1.04
December 1, 2007                      116         61,851,126.74        60.28
January 1, 2008                        72         39,094,556.00        38.10
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
================================================================================
341 - 360                             192       $102,606,810.24       100.00%
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                              14       $  7,693,589.72         7.50%
751 - 800                              85         45,559,872.31        44.40
701 - 750                              53         28,507,074.81        27.78
651 - 700                              31         16,054,444.34        15.65
601 - 650                               9          4,791,829.06         4.67
--------------------------------------------------------------------------------
Total:                                192       $102,606,810.24       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              22

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.09% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.85% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary   Range (if applicable)
                                                   ------------------   ---------------------
Total Outstanding Loan Balance                         $400,360,057
Total Number of Loans                                           753
Average Loan Principal Balance                             $531,687     $90,200 to $1,406,123
WA Gross Coupon                                               4.919%          3.375% to 6.375%
WA FICO                                                         736                620 to 816
WA Original Term (mos.)                                         359         120 to 360 months
WA Remaining Term (mos.)                                        358                119 to 360
WA OLTV                                                       71.06%          11.41% to 95.00%
WA Months to First Rate Adjustment Date                   59 months           34 to 60 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                               9.919%         8.375% to 11.375%
Geographic Concentration of Mortgaged               CA        59.09%
Properties (Top 5 States) based on the Aggregate    FL         7.50%
Stated Principal Balance                            VA         5.31%
                                                    SC         2.78%
                                                    MD         2.36%

--------------------------------------------------------------------------------

                                                                              23

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                     684       $362,752,972.04        90.61%
Second Home                            64         35,377,591.38         8.84
Investor Property                       5          2,229,493.62         0.56
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence               412       $219,485,214.66        54.82%
PUD-Detached                          195        107,210,839.23        26.78
Condominium                           111         55,571,275.06        13.88
PUD-Attached                           22         10,271,936.22         2.57
3-Family                                4          3,420,890.06         0.85
2-Family                                5          2,792,402.68         0.70
Townhouse                               3          1,215,499.13         0.30
4-Family                                1            392,000.00         0.10
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                              440       $234,623,343.65        58.60%
Refinance-Rate/Term                   178         97,888,976.04        24.45
Refinance-Cashout                     135         67,847,737.35        16.95
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

                                                                              24

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                            437       $236,583,263.48        59.09%
Florida                                60         30,032,064.57         7.50
Virginia                               44         21,276,791.50         5.31
South Carolina                         19         11,145,377.56         2.78
Maryland                               19          9,442,957.16         2.36
North Carolina                         17          9,152,226.78         2.29
Massachusetts                          16          8,325,837.98         2.08
Georgia                                16          8,294,730.07         2.07
Nevada                                 13          6,875,981.45         1.72
Washington                             12          5,812,817.17         1.45
Texas                                  11          5,353,226.25         1.34
Colorado                                9          5,273,650.00         1.32
District of Columbia                   10          4,645,630.94         1.16
Illinois                               10          4,583,511.05         1.14
New York                                5          3,858,700.00         0.96
Connecticut                             5          3,144,500.00         0.79
New Jersey                              6          3,047,320.60         0.76
Tennessee                               7          3,000,400.72         0.75
Utah                                    4          2,880,000.00         0.72
Arizona                                 4          2,134,963.80         0.53
Missouri                                4          2,045,361.85         0.51
Oregon                                  3          1,714,680.69         0.43
Michigan                                3          1,665,690.15         0.42
Pennsylvania                            3          1,629,499.13         0.41
Indiana                                 3          1,553,304.41         0.39
Kansas                                  3          1,480,000.00         0.37
Minnesota                               2          1,389,144.04         0.35
Wisconsin                               2          1,251,500.00         0.31
New Hampshire                           2            898,929.10         0.22
Rhode Island                            2            787,461.51         0.20
Hawaii                                  1            685,000.00         0.17
Vermont                                 1            395,535.08         0.10
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.08% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

                                                                              25

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

================================================================================
                                                                 % of
                                        Aggregate            Cut-Off Date
                        Number Of   Stated Principal        Pool Principal
California State         Mortgage     Balance as of    Balance of the California
Distribution              Loans      Cut-Off Date           Mortgage Loans
================================================================================
Northern California        257       $134,722,276.95             56.94%
Southern California        180        101,860,986.53             43.06
--------------------------------------------------------------------------------
Total:                     437       $236,583,263.48            100.00%
================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan              Mortgage      Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
50,000.01 - 100,000.00                  1       $     90,200.00         0.02%
350,000.01 - 400,000.00               154         58,602,562.65        14.64
400,000.01 - 450,000.00               144         61,343,584.51        15.32
450,000.01 - 500,000.00               138         65,848,046.36        16.45
500,000.01 - 550,000.00                70         36,721,332.39         9.17
550,000.01 - 600,000.00                70         40,385,677.65        10.09
600,000.01 - 650,000.00                42         26,470,162.84         6.61
650,000.01 - 700,000.00                33         22,355,206.49         5.58
700,000.01 - 750,000.00                24         17,614,096.22         4.40
750,000.01 - 800,000.00                22         17,090,881.57         4.27
800,000.01 - 850,000.00                 7          5,818,000.41         1.45
850,000.01 - 900,000.00                11          9,595,957.84         2.40
900,000.01 - 950,000.00                 7          6,493,800.00         1.62
950,000.01 - 1,000,000.00              20         19,836,766.13         4.95
1,000,000.01 - 1,500,000.00            10         12,093,781.98         3.02
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $531,687.

                                                                              26

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans      Cut-Off Date          Balance
================================================================================
10.01 - 15.00                           1       $    396,000.00         0.10%
15.01 - 20.00                           1            522,745.00         0.13
20.01 - 25.00                           2            947,000.00         0.24
25.01 - 30.00                           9          5,904,486.00         1.47
30.01 - 35.00                           2          1,674,000.00         0.42
35.01 - 40.00                           7          3,390,961.00         0.85
40.01 - 45.00                          14          8,186,112.82         2.04
45.01 - 50.00                          36         19,561,389.36         4.89
50.01 - 55.00                          20         10,894,208.85         2.72
55.01 - 60.00                          35         18,626,816.22         4.65
60.01 - 65.00                          41         23,125,368.70         5.78
65.01 - 70.00                          90         51,123,466.83        12.77
70.01 - 75.00                          71         40,132,781.74        10.02
75.01 - 80.00                         410        209,911,731.29        52.43
80.01 - 85.00                           4          1,555,500.23         0.39
85.01 - 90.00                           8          3,632,596.24         0.91
90.01 - 95.00                           2            774,892.76         0.19
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 71.06%.

                                                                              27

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                   Mortgage      Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
3.251 - 3.500                           2       $    794,400.00         0.20%
3.501 - 3.750                           7          3,490,469.11         0.87
3.751 - 4.000                           9          4,306,399.11         1.08
4.001 - 4.250                          27         16,024,066.31         4.00
4.251 - 4.500                          62         33,381,298.54         8.34
4.501 - 4.750                         162         86,072,980.20        21.50
4.751 - 5.000                         241        127,238,069.88        31.78
5.001 - 5.250                         136         71,817,779.52        17.94
5.251 - 5.500                          79         42,743,225.79        10.68
5.501 - 5.750                          20         10,090,501.60         2.52
5.751 - 6.000                           5          2,399,934.85         0.60
6.001 - 6.250                           2          1,000,932.13         0.25
6.251 - 6.500                           1          1,000,000.00         0.25
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 4.919% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date        Balance
================================================================================
2.250                                 753       $400,360,057.04       100.00%
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

                                                                              28

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
8.251 - 8.500                           2       $    794,400.00         0.20%
8.501 - 8.750                           7          3,490,469.11         0.87
8.751 - 9.000                           9          4,306,399.11         1.08
9.001 - 9.250                          27         16,024,066.31         4.00
9.251 - 9.500                          62         33,381,298.54         8.34
9.501 - 9.750                         162         86,072,980.20        21.50
9.751 - 10.000                        241        127,238,069.88        31.78
10.001 - 10.250                       136         71,817,779.52        17.94
10.251 - 10.500                        79         42,743,225.79        10.68
10.501 - 10.750                        20         10,090,501.60         2.52
10.751 - 11.000                         5          2,399,934.85         0.60
11.001 - 11.250                         2          1,000,932.13         0.25
11.251 - 11.500                         1          1,000,000.00         0.25
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 9.919% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                  Aggregate            % of
                                   Number of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
November 1, 2007                        1       $    450,212.02         0.11%
November 1, 2008                        1            395,338.90         0.10
September 1, 2009                       1            408,000.00         0.10
November 1, 2009                        1            359,452.17         0.09
December 1, 2009                      334        180,874,410.70        45.18
January 1, 2010                       415        217,872,643.25        54.42
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

                                                                              29

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
================================================================================
101 - 120                               2       $    899,078.32         0.22%
161 - 180                               2          1,022,875.03         0.26
261 - 280                               1            589,874.26         0.15
281 - 300                               2          1,236,012.86         0.31
341 - 360                             746        396,612,216.57        99.06
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                              35       $ 17,350,850.59         4.33%
751 - 800                             294        155,578,834.23        38.86
701 - 750                             248        137,013,244.09        34.22
651 - 700                             140         71,961,169.30        17.97
601 - 650                              33         16,773,529.12         4.19
Not Scored                              3          1,682,429.71         0.42
--------------------------------------------------------------------------------
Total:                                753       $400,360,057.04       100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              30

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 52.66% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $39,814,054
Total Number of Loans                                            74
Average Loan Principal Balance                             $538,028     $360,000 to $1,162,500
WA Gross Coupon                                               5.314%           4.500% to 6.250%
WA FICO                                                         752                 667 to 812
WA Original Term (mos.)                                         360
WA Remaining Term (mos.)                                        359                 358 to 360
WA OLTV                                                       69.32%           31.25% to 94.11%
WA Months to First Rate Adjustment Date                   83 months            70 to 84 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.314%          9.500% to 11.250%
Geographic Concentration of Mortgaged                CA       58.47%
Properties (Top 5 States) based on the Aggregate     FL        7.96%
Stated Principal Balance                             VA        4.82%
                                                     DC        3.88%
                                                     WA        3.88%

--------------------------------------------------------------------------------

                                                                              31

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                      72       $38,759,654.26         97.35%
Second Home                             2         1,054,400.00          2.65
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence                48       $25,408,990.17         63.82%
PUD-Detached                           16         8,945,161.00         22.47
Condominium                             7         4,160,407.79         10.45
Townhouse                               2           875,495.30          2.20
PUD-Attached                            1           424,000.00          1.06
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                               40       $21,776,281.65         54.69%
Refinance-Rate/Term                    19        10,899,211.39         27.38
Refinance-Cashout                      15         7,138,561.22         17.93
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

                                                                              32

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                             41       $23,281,253.23         58.47%
Florida                                 6         3,167,348.19          7.96
Virginia                                4         1,919,817.43          4.82
District of Columbia                    3         1,546,319.82          3.88
Washington                              3         1,543,055.40          3.88
Georgia                                 3         1,385,993.29          3.48
Nevada                                  3         1,277,067.51          3.21
Massachusetts                           2         1,273,771.03          3.20
Connecticut                             1           978,927.33          2.46
Wisconsin                               2           840,000.00          2.11
Colorado                                1           480,000.00          1.21
Arizona                                 1           460,000.00          1.16
South Carolina                          1           440,000.00          1.11
North Carolina                          1           424,501.03          1.07
Maryland                                1           424,000.00          1.06
Minnesota                               1           372,000.00          0.93
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 2.92% of the Group 3
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

================================================================================
                                                                  % of
                                        Aggregate             Cut-Off Date
                        Number Of   Stated Principal         Pool Principal
California State         Mortgage     Balance as of    Balance of the California
Distribution              Loans       Cut-Off Date           Mortgage Loans
================================================================================
Southern California         18        10,240,346.14              43.99
Northern California         23       $13,040,907.09              56.01%
--------------------------------------------------------------------------------
Total:                      41       $23,281,253.23             100.00%
================================================================================

                                                                              33

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate          % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
350,000.01 - 400,000.00                11       $ 4,210,511.96         10.58%
400,000.01 - 450,000.00                17         7,336,819.81         18.43
450,000.01 - 500,000.00                15         7,185,705.55         18.05
500,000.01 - 550,000.00                 6         3,086,936.71          7.75
550,000.01 - 600,000.00                 9         5,243,297.55         13.17
600,000.01 - 650,000.00                 3         1,859,319.82          4.67
650,000.01 - 700,000.00                 3         2,046,000.00          5.14
700,000.01 - 750,000.00                 2         1,422,000.00          3.57
750,000.01 - 800,000.00                 2         1,566,387.74          3.93
800,000.01 - 850,000.00                 1           835,897.79          2.10
850,000.01 - 900,000.00                 1           879,750.00          2.21
950,000.01 - 1,000,000.00               3         2,978,927.33          7.48
1,000,000.01 - 1,500,000.00             1         1,162,500.00          2.92
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $538,028.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                            Loans      Cut-Off Date         Balance
================================================================================
30.01 - 35.00                           3        $1,390,000.00          3.49%
35.01 - 40.00                           1           445,000.00          1.12
40.01 - 45.00                           2         1,177,305.37          2.96
45.01 - 50.00                           2         1,100,015.00          2.76
50.01 - 55.00                           2         1,110,000.00          2.79
55.01 - 60.00                           6         3,769,177.92          9.47
60.01 - 65.00                           5         2,429,607.51          6.10
65.01 - 70.00                          12         7,043,498.26         17.69
70.01 - 75.00                           6         4,515,411.71         11.34
75.01 - 80.00                          34        16,387,038.49         41.16
90.01 - 95.00                           1           447,000.00          1.12
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 69.32%.

                                                                              34

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

        Current Mortgage Interest Rates of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
4.251 - 4.500                           1       $   835,897.79          2.10%
4.501 - 4.750                           5         2,658,290.40          6.68
4.751 - 5.000                           8         4,591,664.30         11.53
5.001 - 5.250                          18        10,733,917.78         26.96
5.251 - 5.500                          28        14,461,235.11         36.32
5.501 - 5.750                           8         3,933,163.29          9.88
5.751 - 6.000                           4         1,753,135.59          4.40
6.001 - 6.250                           2           846,750.00          2.13
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 3 Mortgage Loans is expected to be approximately 5.314% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
================================================================================
2.250                                  74       $39,814,054.26        100.00%
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

                 Rate Ceilings of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
9.251 - 9.500                           1       $    835,897.79         2.10%
9.501 - 9.750                           5          2,658,290.40         6.68
9.751 - 10.000                          8          4,591,664.30        11.53
10.001 - 10.250                        18         10,733,917.78        26.96
10.251 - 10.500                        28         14,461,235.11        36.32
10.501 - 10.750                         8          3,933,163.29         9.88
10.751 - 11.000                         4          1,753,135.59         4.40
11.001 - 11.250                         2            846,750.00         2.13
--------------------------------------------------------------------------------
Total:                                 74        $39,814,054.26       100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3
     Mortgage Loans is expected to be approximately 10.314% per annum.

                                                                              35

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

          First Rate Adjustment Date of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
December 1,2011                        39       $22,276,235.97         55.95%
January 1,2012                         34        17,126,825.00         43.02
November 1,2010                         1           410,993.29          1.03
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

                Remaining Terms of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)              Loans       Cut-Off Date         Balance
================================================================================
341 - 360                              74       $39,814,054.26        100.00%
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                               3       $ 1,327,374.27          3.33%
751 - 800                              43        22,332,636.55         56.09
701 - 750                              19        11,254,920.42         28.27
651 - 700                               9         4,899,123.02         12.31
--------------------------------------------------------------------------------
Total:                                 74       $39,814,054.26        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              36

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 63.56% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                   Collateral Summary    Range (if applicable)
                                                   ------------------   ----------------------
Total Outstanding Loan Balance                          $45,087,084
Total Number of Loans                                            82
Average Loan Principal Balance                             $549,842     $366,000 to $1,162,000
WA Gross Coupon                                               5.517%          4.750% to 6.125%
WA FICO                                                         743                 632 to 802
WA Original Term (mos.)                                         360
WA Remaining Term (mos.)                                        359                 359 to 360
WA OLTV                                                       67.95%          35.36% to 80.00%
WA Months to First Adjustment Date                        119 months         119 to 120 months
Gross Margin                                                  2.250%
WA Rate Ceiling                                              10.517%         9.750% to 11.125%
Geographic Concentration of Mortgaged                CA       54.72%
Properties (Top 5 States) based on the Aggregate     MD        9.22%
Stated Principal Balance                             VA
                                                     IL        7.50%
                                                     DC        5.07%
                                                               4.24%

--------------------------------------------------------------------------------

                                                                              37

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Occupancy                            Loans       Cut-Off Date         Balance
================================================================================
Primary Residence                      81       $44,696,522.58         99.13%
Second Home                             1           390,561.86          0.87
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Property Type                        Loans       Cut-Off Date         Balance
================================================================================
Single Family Residence                50       $28,058,470.84         62.23%
PUD-Detached                           23        12,068,996.40         26.77
Condominium                             7         4,075,671.05          9.04
Cooperative                             1           468,423.32          1.04
PUD-Attached                            1           415,522.83          0.92
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Purpose                              Loans       Cut-Off Date         Balance
================================================================================
Purchase                               36       $19,237,787.86         42.67%
Refinance-Rate/Term                    32        18,352,345.59         40.70
Refinance-Cashout                      14         7,496,950.99         16.63
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

                                                                              38

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

           Geographical Distribution of the Mortgage Properties of the
                          Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Geographic Area                      Loans       Cut-Off Date         Balance
================================================================================
California                             43       $24,672,134.30         54.72%
Maryland                                8         4,155,256.37          9.22
Virginia                                7         3,380,383.00          7.50
Illinois                                3         2,288,000.00          5.07
District of Columbia                    4         1,911,992.49          4.24
North Carolina                          3         1,535,890.69          3.41
Florida                                 3         1,346,088.72          2.99
Texas                                   2         1,096,000.00          2.43
New Jersey                              2           910,000.00          2.02
Pennsylvania                            2           902,650.00          2.00
South Carolina                          1           780,000.00          1.73
Washington                              1           670,265.55          1.49
Colorado                                1           490,000.00          1.09
Connecticut                             1           480,000.00          1.06
New York                                1           468,423.32          1.04
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 3.98% of the Group 4
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

================================================================================
                                                                  % of
                                        Aggregate             Cut-Off Date
                        Number Of   Stated Principal         Pool Principal
California State         Mortgage     Balance as of    Balance of the California
Distribution              Loans       Cut-Off Date           Mortgage Loans
================================================================================
Northern California         15       $ 8,895,383.82              36.05%
Southern California         28        15,776,750.48              63.95
--------------------------------------------------------------------------------
Total:                      43       $24,672,134.30             100.00%
================================================================================

                                                                              39

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

  Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan               Mortgage     Balance as of    Pool Principal
Principal Balances ($)               Loans       Cut-Off Date         Balance
================================================================================
350,000.01 - 400,000.00                10       $ 3,793,897.34          8.41%
400,000.01 - 450,000.00                18         7,673,900.03         17.02
450,000.01 - 500,000.00                17         8,173,629.95         18.13
500,000.01 - 550,000.00                 6         3,181,004.88          7.06
550,000.01 - 600,000.00                12         6,976,086.24         15.47
600,000.01 - 650,000.00                 5         3,166,288.45          7.02
650,000.01 - 700,000.00                 2         1,350,265.55          2.99
700,000.01 - 750,000.00                 1           736,000.00          1.63
750,000.01 - 800,000.00                 4         3,131,600.00          6.95
800,000.01 - 850,000.00                 2         1,636,162.00          3.63
950,000.01 - 1,000,000.00               3         3,000,000.00          6.65
1,000,000.01 - 1,500,000.00             2         2,268,250.00          5.03
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $549,842.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value              Mortgage     Balance as of    Pool Principal
Ratios (%)                           Loans       Cut-Off Date         Balance
================================================================================
35.01 - 40.00                           1       $   366,000.00          0.81%
40.01 - 45.00                           4         2,555,442.69          5.67
45.01 - 50.00                           5         3,544,559.00          7.86
50.01 - 55.00                           8         3,740,655.16          8.30
55.01 - 60.00                           4         2,618,300.00          5.81
60.01 - 65.00                           9         5,518,288.62         12.24
65.01 - 70.00                           9         3,889,707.88          8.63
70.01 - 75.00                           5         3,091,538.45          6.86
75.01 - 80.00                          37        19,762,592.64         43.83
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 67.95%.

                                                                              40

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)          Loans       Cut-Off Date         Balance
================================================================================
4.501 - 4.750                           1       $   450,000.00          1.00%
4.751 - 5.000                           6         2,853,416.50          6.33
5.001 - 5.250                          12         6,034,443.10         13.38
5.251 - 5.500                          26        16,010,550.94         35.51
5.501 - 5.750                          22        11,966,810.20         26.54
5.751 - 6.000                          12         6,016,863.70         13.34
6.001 - 6.250                           3         1,755,000.00          3.89
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 4 Mortgage Loans is expected to be approximately 5.517% per annum.

                   Gross Margins of the Group 4 Mortgage Loans

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Gross Margin (%)                     Loans       Cut-Off Date         Balance
================================================================================
2.25                                   82       $45,087,084.44        100.00%
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                    Loans       Cut-Off Date         Balance
================================================================================
9.501 - 9.750                           1       $   450,000.00          1.00%
9.751 - 10.000                          6         2,853,416.50          6.33
10.001 - 10.250                        12         6,034,443.10         13.38
10.251 - 10.500                        26        16,010,550.94         35.51
10.501 - 10.750                        22        11,966,810.20         26.54
10.751 - 11.000                        12         6,016,863.70         13.34
11.001 - 11.250                         3         1,755,000.00          3.89
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4
     Mortgage Loans is expected to be approximately 10.517% per annum.

                                                                              41

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

Lehman Brothers                                       Mortgage Backed Securities

         First Rate Adjustment Date of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date           Loans       Cut-Off Date         Balance
================================================================================
December 1, 2014                       50       $27,257,714.44         60.46%
January 1, 2015                        32        17,829,370.00         39.54
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Remaining Term (Months)               Loans      Cut-Off Date         Balance
================================================================================
341 - 360                              82       $45,087,084.44        100.00%
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 4 Mortgage Loans /(1)/

================================================================================
                                                   Aggregate           % of
                                   Number Of   Stated Principal    Cut-Off Date
                                    Mortgage     Balance as of    Pool Principal
Credit Scores                        Loans       Cut-Off Date         Balance
================================================================================
801 - 850                               3       $ 1,240,585.18          2.75%
751 - 800                              39        20,928,513.17         46.42
701 - 750                              26        14,601,780.38         32.39
651 - 700                              11         6,812,839.69         15.11
601 - 650                               3         1,503,366.02          3.33
--------------------------------------------------------------------------------
Total:                                 82       $45,087,084.44        100.00%
================================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

                                                                              42

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)